UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

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Parametric Sound Corporation

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

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Filed by: Parametric Sound Corporation

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934

Subject Company: Parametric Sound Corporation

Commission File No.: 000-54020

The following press release was issued by Parametric Sound Corporation (Parametric) on August 6, 2013, related to the Agreement and Plan of Merger dated August 5, 2013, among Parametric, VTB Holdings, Inc. (Turtle Beach) and Paris Acquisition Corp.

Parametric Sound Corporation Makes Presentation Regarding Turtle Beach Merger Available

SAN DIEGO, Calif. – August 6, 2013 – Parametric Sound Corporation (NASDAQ: PAMT), a leading innovator of audio products and solutions, today announced that a joint presentation describing the pending merger with Turtle Beach is available on the Company’s website at www.parametricsound.com.

As previously announced on August 5, 2013, Parametric Sound Corporation and Turtle Beach, the market leader in video game audio, have reached a Definitive Agreement to merge in a stock for stock transaction.

Webcast Replay Information:

A replay webcast discussing the planned merger and a business overview is also available for 60 days via the Investor Relations section of Parametric Sound’s website, by dialing the replay numbers below, or at the following link:

WEBCAST REPLAY LINK: http://www.media-server.com/m/p/ccwixcvq

TOLL FREE TELEPHONE REPLAY: (800) 585-8367 or (855) 859-2056

Conference ID: 28749005

About Turtle Beach

Turtle Beach designs and markets premium audio peripherals for video game, personal computer, and mobile platforms, including its acclaimed line of Ear Force gaming headphones and headsets crafted for Xbox 360 and PS3 game consoles and PC games. Turtle Beach’s limited edition, Ear Force Tango wireless headset was recognized as an honoree by the 2013 International CES Innovations Awards. According to the NPD Group, Turtle Beach manufactures the top five best-selling third-party gaming headsets of all time when ranked in dollar sales. The Ear Force X12 wired headset is the No. 1 best-selling third-party gaming headset of all time. Turtle Beach, headquartered in Valhalla, New York, is majority owned by the Stripes Group, an entrepreneurial growth equity fund based in New York City, and is a brand of Voyetra Turtle Beach, Inc., which has been at the forefront of music and audio technology for more than three decades and is recognized as a pioneer of today’s PC audio industry. Turtle Beach and Ear Force are registered trademarks of Voyetra Turtle Beach, Inc. All other trademarks are property of their respective holders and are hereby acknowledged. For more information, visit www.turtlebeach.com.

About Parametric Sound Corporation

Parametric Sound Corporation is a pioneering innovator of directed audio solutions. With a substantial body of intellectual property, Parametric Sound is the foremost authority in the application of acoustic technology to beam sound to target a specific listening area without the ambient noise of traditional speakers. Distinct from surround sound, HyperSound™ immerses listeners in a robust 3D audio experience from just two speakers. The Company's disruptive technology is being marketed to three global market sectors: Consumer Markets -- for PCs, gaming, TVs, home theater and handhelds, Commercial Markets -- for digital signage, kiosks and retail stores, and Health Care -- for an out-of-ear solution being developed for the hearing impaired. For more information, visit www.parametricsound.com.

Cautionary note on forward-looking statements

Certain statements made in this news release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements about the proposed transaction between Parametric and Turtle Beach, the terms, timing, conditions to and anticipated completion of the proposed transaction, the expected ownership of the combined company and the composition of the combined company´s board of directors and management team, the potential benefits of the proposed transaction to the Parametric and Turtle Beach stockholders, the combined company´s plans, objectives, expectations and intentions with respect to future operations, technology and products, the anticipated financial position, operating results and growth prospects of the combined company and other statements that are not historical in nature.. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause Parametric’s and the combined company´s actual results to be materially different than those expressed in or implied by such forward-looking statements. Particular uncertainties and risks include, among others, the failure of the Parametric stockholders to approve the transaction, the failure of NASDAQ to authorize the continued listing of Parametric’s shares following the transaction; the risk that Turtle Beach’s operating results at closing will be lower than currently anticipated or the failure of either party to meet other conditions to the closing of the transaction; delays in completing the transaction and the risk that the transaction may not be completed at all; the failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of Parametric and Turtle Beach may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties; general business and economic conditions; the combined company´s possible need for and ability to obtain additional financing; the difficulty of developing audio products, obtaining any required approvals and achieving market acceptance; the marketing success of Parametric’s and the combined company´s licensees or sub licensees, if any. More detailed information on these and additional factors that could affect Parametric’s actual results are described in Parametric’s filings with the Securities and Exchange Commission, including its most recent quarterly report on Form 10-Q. All forward-looking statements in this news release speak only as of the date of this news release and are based on Parametric’s current beliefs and expectations. Parametric undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information for Investors and Stockholders
This material is not a substitute for the proxy statement that Parametric will file with the SEC. Investors and security holders are urged to read the proxy statement (including any amendments or supplements) and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information about Parametric, Turtle Beach and the proposed transaction. The definitive proxy statement will be mailed to the stockholders of Parametric.

In connection with the proposed transaction, Parametric is permitted to solicit, receive, evaluate, and enter into negotiations with respect to alternative proposals for a 30-day “go-shop” period from the date of the merger agreement. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other relevant documents filed with the SEC by Parametric at the SEC´s web site at www.sec.gov. Free copies of the proxy statement (when available) and other documents filed with the SEC also can be obtained by directing a request to Parametric, Attention: Investor Relations, telephone: (888) 477-2150. In addition, investors and security holders may access copies of the documents filed with the SEC by Parametric on Parametric’s website at www.parameticsound.com.

Parametric and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction described in this release. Information regarding Parametric’s directors and executive officers is available in Parametric’s annual report on Form 10-K for the year ended September 30, 2012, which was filed with the SEC on November 28, 2012 and Parametric’s definitive proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on January 10, 2013. If and to the extent that any of the Parametric participants will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this release, the details of those benefits will be described in the definitive proxy statement relating to the proposed transaction. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Parametric’s directors and executive officers in the proposed transaction by reading the definitive proxy statement when it becomes available.

PARAMETRIC SOUND CONTACT:

Tracy Neumann

888-HSS-2150, Ext 509

tneumann@parametricsound.com

PARAMETIC SOUND INVESTOR RELATIONS CONTACT:

Dave Mossberg

Three Part Advisors, LLC

817-310-0051

TURTLE BEACH CONTACT:

David Lowey

Turtle Beach

1-914-844-2759

david.lowey@turtlebeach.com

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